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HHSO100201600030C P00021 Page 4 of 4 SECTION C DESCRIPTION/SPECIFICATIONS/WORK STATEMENT ARTICLE C.1. STATEMENT OF WORK is modified as follows: Independently and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated August 2026, set forth in SECTION J List of Attachments, attached hereto and incorporated into this Prime Contract. SECTION J LIST OF ATTACHMENTS is modified as follows: 1. Statement of Work, dated August 2026, 10 pages End of Modification #21

August 2026 Page 1 ATTACHMENT 1: STATEMENT OF WORK NEXT GENERATION ANTHRAX VACCINE RFP 16-100- SOL-0015 AV7909 Anthrax Vaccine 1.0 Contractual Statement of Work Preamble to the Statement of Work Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to RFP 16-100-SOL- 00015. 1.1 Scope The scope of work for this contract includes AV7909 development activities through licensure that fall into the following areas: program management, nonclinical, clinical, regulatory, and chemistry, manufacturing, and controls (CMC). The scope of work also includes activities to support post-marketing requirements. 1.2 Objective The objective of this Statement of Work (SOW) is to conduct all necessary activities to advance the development of AV7909 through Biologics License Application (BLA) submission and approval and post- marketing requirements. Activities to meet the objective of this SOW fall in the following contract line item numbers (CLIN): CLIN 0001 – Approval of Emergency Use Authorization (EUA), licensure, approval, and clearance of product through the FDA (Base) CLIN 0001A – Conduct of a Phase 2 clinical study or other studies required by the FDA for the establishment of a specification (Option) CLIN 0012 – Include doxycycline arm in the conduct of the Phase 2 clinical drug-drug interaction study and qualify a redundant contract filler (Base) CLIN 0002 – Initial purchase, storage, and delivery of product (Base) CLIN 0003 – Phase 4 post marketing requirements (Option) CLIN 0004 - Surge Capacity – Additional procurement of product (EUA) (Option) – to CLIN 0006 – Surge Capacity – Additional procurement of product (EUA) (Option) – to doses CLIN 0010 – Surge Capacity - Additional procurement of product (EUA) (Option) – or more doses CLIN 0011A – Surge Capacity - Additional procurement of product (EUA and Licensed) (Option) – up to doses CLIN 0011B – Surge Capacity - Additional procurement of product (Licensed) (Option) – CLIN 0011C – Surge Capacity - Additional procurement of product (Licensed) (Option) – CLIN 0011D – Surge Capacity - Additional procurement of product (Licensed) (Option) – CLIN 0011E – Surge Capacity - Additional procurement of product (Licensed) (Option) – up to doses CLIN 0011F – Surge Capacity – Additional procurement of product (Licensed) (Option) – up to doses AV7909 Target Delivery Schedule (CLIN 0011A) Q2 2023 Q3 2023 Q4 2023 Apr – Jun Jul – Sep Oct [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ]

August 2026 Page 4 o [ ** ] [ ** ] [ ** ] [ ** ]

August 2026 Page 7 Under the Base Period funding Emergent shall manufacture, fill, and deliver doses procured in fiscal year 2019 as an initial procurement to the Strategic National Stockpile (SNS). Emergent is approved to use management reserve funding for shipping costs associated with these deliveries. 1.7 CLIN 0003 - Phase 4 post marketing requirements (Option) Reclassified to CLIN 0001. See under CLIN 0001 for details. Program Management Emergent shall provide program management activities. The activities shall include but are not limited to: Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan. Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage. Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development. Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work. Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract. Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis. Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall: o Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval. The Integrated Master Project Plan shall outline key, critical path milestones, with “Go/No Go” decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer’s Representative (COR). o Submit an updated Integrated Master Schedule in an approved format. o Use principles of Earned Value Management System (EVMS) in the management of this contract. o Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award. Develop and maintain a risk management plan. Participate in regular meetings to coordinate and oversee the contracting effort. [ ** ] [ ** ] [ ** ] [ ** ]

August 2026 Page 9 greater than months, but less than or equal months post-manufacture will be charged a unit dose price of per dose. BARDA will not accept any vaccine older than months post-manufacture. For delivery to the SNS, Emergent shall comply with the relevant associated activities and deliverables as outlined in the Quality Agreement (attached) as signed by Emergent, BARDA, and the SNS. Emergent shall provide appropriate documentation to BARDA for quality assurance of the final drug product delivered to the SNS and invoice appropriately. 1.9 Reporting Requirements and Deliverables Reports As part of the work to be performed under this contract, Emergent will prepare and deliver the following reports throughout the period of performance. Monthly Technical Progress Reports On the fifteenth (15) day of each month for the previous calendar month, Emergent will submit to the COR and the CO a Technical Progress Report covering the previous calendar month. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period will consist of each calendar month. The frequency of Technical Progress Reporting will be determined by the CO and COR during negotiations of the contract. The format and type of Technical Progress Report and Executive Summary will be provided by the COR. The Technical Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices. A Technical Progress Report will not be required for the period when the same month Annual Progress Reports or a Final Report are due. Emergent will submit one copy of the Technical Progress Report electronically via e-mail to the CO and COR. Annual Progress Reports On the thirtieth (30th) calendar day following the last day of each reporting period, Emergent will submit to the COR and the CO an Annual Progress Report. The first reporting period consists of the first full year of performance plus any fractional part of the initial year. Thereafter, the reporting period shall consist of each calendar year. Annual Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices. An Annual Progress Report will not be required for the period when the Final Technical Progress Report is due. Draft Final Report and Final Report Emergent will submit the Draft Final Progress Report forty-five (45) calendar days prior to the expiration date of the contract and the Final Progress Report on or before the expiration date of the contract. These reports will include a summation of the work performed and results obtained for execution of various studies or technical work packages during the entire contract period of performance. This report will be in sufficient detail to describe comprehensively the results achieved. An electronic copy of the Draft Final Report and Final Report will be submitted to the COR and CO. FDA Regulatory Agency Correspondence, Meeting Summaries, and Submissions With regard to interactions with the FDA, Emergent shall: Forward the initial draft minutes to BARDA within five business days of any formal meeting with the FDA or other regulatory agency, and forward the final minutes when available. [ ** ] [ ** ] [ ** ][ ** ]

August 2026 Page 10 Forward the initial draft minutes to BARDA within five business days of any informal meeting with the FDA or other regulatory agency, and forward the final minutes when available and if applicable. Forward the dates and times of any meeting with the FDA and other regulatory agencies to BARDA as soon as the meeting times are known and make arrangements for appropriate

August 2026 Page 13 13 Earned Value Management System Requirements Subject to the requirements under FAR 52.234-4 Earned Value Management System, the Contract shall use principles of Earned Value Management System (EVMS) in the management of this contract (include this plan as part of the monthly, annual, and final reports). The Contractor shall also submit a Performance Measurement Baseline Review plan electronically via email to the CO and COR for a PMBR to occur within 90 days of contract award, and an Integrated Master Schedule electronically via email as outlined in a format agreed upon by BARDA to the COR and CO. The Offeror shall deliver an Earned Value Contract Performance Report on a monthly basis. As detailed in Section F.3.2 Subpart F.No Longer Required from the period starting 10/01/2023 onward.